Exhibit 99.2

FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY149

TAM 164.0 167.5 159.5 165.8 176.3 119.1 146.4 156.7 139.1 135.8 135.9 133.3 140.2 142.2 138.1 138.1

HDD Share 30.9% 31.2% 31.2% 32.5% 32.8% 23.9% 30.2% 45.3% 44.9% 43.6% 44.3% 44.9% 44.7% 44.4% 43.8% 45.7%

Units (HDD)2 50.7 52.2 49.8 53.8 57.8 28.5 44.2 71.0 62.5 59.2 60.2 59.9 62.6 63.1 60.4 63.1

ASP (HDD) $46 $47 $45 $44 $46 $69 $68 $65 $62 $62 $61 $60 $58 $60 $58 $56

Revenue $2,396 $2,475 $2,252 $2,403 $2,694 $1,995 $3,035 $4,754 $4,035 $3,824 $3,764 $3,728 $3,804 $3,972 $3,703 $3,651

Gross Profit $437 $475 $410 $469 $541 $648 $977 $1,472 $1,193 $1,059 $1,061 $1,050 $1,088 $1,141 $1,060 $1,029

Gross Margin 18.2% 19.2% 18.2% 19.5% 20.1% 32.5% 32.2% 31.0% 29.6% 27.7% 28.2% 28.2% 28.6% 28.7% 28.6% 28.2%

R&D $167 $169 $179 $188 $193 $191 $265 $406 $396 $378 $396 $402 $401 $421 $426 $462

SG&A 59 66 63 77 71 85 122 178 179 162 185 180 132 229 202 202

Other — — 10 32 18 210 48 80 26 41 63 689 13 13 13 13

Total Operating Expenses $226 $235 $252 $297 $282 $486 $435 $664 $601 $581 $644 $1,271 $546 $663 $641 $677

Operating Income (Loss) $211 $240 $158 $172 $259 $162 $542 $808 $592 $478 $417 $(221) $542 $478 $419 $352

Net Income (Loss) $197 $225 $146 $158 $239 $145 $483 $745 $519 $335 $391 $(265) $495 $430 $375 $317

EPS $0.84 $0.96 $0.62 $0.67 $1.01 $0.61 $1.96 $2.87 $2.06 $1.36 $1.60 $(1.12) $2.05 $1.77 $1.55 $1.32

Diluted Shares Outstanding 234 235 236 237 237 237 246 260 252 246 245 236 242 243 242 241

Non-GAAP Results Gross Profit $437 $475 $410 $469 $541 $648 $1,077 $1,511 $1,231 $1,097 $1,099 $1,085 $1,135 $1,196 $1,115 $1,078

Gross Margin 18.2% 19.2% 18.2% 19.5% 20.1% 32.5% 35.5% 31.8% 30.5% 28.7% 29.2% 29.1% 29.8% 30.1% 30.1% 29.5%

Net Income $197 $225 $156 $193 $260 $358 $619 $872 $594 $513 $514 $477 $514 $532 $470 $445

EPS6 $0.84 $0.96 $0.66 $0.81 $1.10 $1.51 $2.52 $3.35 $2.36 $2.09 $2.10 $1.96 $2.12 $2.19 $1.94 $1.85

Revenue By Channel OEM 50% 45% 47% 55% 53% 59% 64% 69% 63% 61% 60% 66% 64% 62% 62% 65%

Distributors 32% 33% 33% 29% 29% 25% 28% 21% 24% 24% 26% 23% 24% 24% 25% 23%

Retail 18% 22% 20% 16% 18% 16% 8% 10% 13% 15% 14% 11% 12% 14% 13% 12%

Revenue by Geography Americas 23% 22% 22% 20% 19% 22% 21% 27% 23% 27% 27% 28% 26% 25% 25% 24%

EMEA 23% 25% 24% 20% 22% 21% 18% 18% 18% 23% 22% 19% 20% 23% 21% 20%

Asia/ANZ 54% 53% 54% 60% 59% 57% 61% 55% 59% 50% 51% 53% 54% 52% 54% 56%

Top 10 Customers Revenue 50% 48% 49% 53% 49% 51% 53% 53% 44% 45% 45% 48% 48% 42% 44% 45%

Enterprise SSD Revenue $—$—$—$—$—$— $11 $54 $70 $89 $92 $104 $106 $155 $134 $113

PC Units5 Notebook 16.582 17.385 16.227 16.867 19.622 9.814 18.067 32.773 25.887 21.300 21.547 23.989 22.912 22.662 21.814 22.899

Desktop 20.918 20.411 20.118 22.348 21.588 11.391 15.975 21.211 16.819 17.717 18.383 16.185 17.307 16.825 16.635 16.182

Non-PC Units Consumer Electronics4 5.239 4.709 4.765 6.459 7.188 2.352 3.643 4.155 8.019 6.452 6.517 6.544 8.474 8.794 8.573 10.906

Branded 5.678 7.427 6.404 5.672 7.060 3.191 2.926 4.986 5.767 7.139 6.517 5.281 6.146 7.018 6.272 6.012

Enterprise 2.319 2.284 2.318 2.463 2.369 1.724 3.616 7.913 5.988 6.633 7.211 7.897 7.771 7.783 7.129 7.098

Total HDD 50.736 52.216 49.832 53.809 57.827 28.472 44.227 71.038 62.480 59.241 60.175 59.896 62.610 63.082 60.423 63.097

Average GB Shipped 512 581 578 608 634 578 581 668 708 804 805 797 811 874 888 875

EB Shipped 26.0 30.3 28.8 32.7 36.7 16.5 25.7 47.4 44.3 47.6 48.4 47.7 50.8 55.1 53.6 55.2

R4Q EB Shipped 94.1 102.5 107.7 117.8 128.5 114.6 111.5 126.3 133.9 165.1 187.8 188.0 194.5 202.0 207.2 214.7

alance sheet, cash flows, earnings, dividends and share repurchase amounts in millions Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14

Cash and Cash Equivalents $2,858 $3,110 $3,230 $3,490 $3,675 $3,924 $3,377 $3,208 $3,537 $3,816 $4,060 $4,309 $4,869 $4,655 $4,569 $4,804

Short Term & Long Term Investments — — — — — — — — — — — — — — 470 499

Debt (375) (350) (325) (294) (263) (231) (2,743) (2,185) (2,128) (2,128) (2,013) (1,955) (2,398) (2,340) (2,469) (2,438)

Net Cash, Cash Equivalents & Investments $2,483 $2,760 $2,905 $3,196 $3,412 $3,693 $634 $1,023 $1,409 $1,688 $2,047 $2,354 $2,471 $2,315 $2,570 $2,865

Cash Flow From Operations $390 $505 $313 $447 $352 $378 $1,208 $1,128 $936 $772 $727 $684 $680 $727 $697 $713

Free Cash Flow $190 $255 $138 $294 $218 $258 $1,069 $804 $554 $526 $539 $548 $544 $557 $536 $552

Capital Expenditures $200 $250 $175 $153 $134 $120 $139 $324 $382 $246 $188 $136 $136 $170 $161 $161

Depreciation and Amortization $150 $151 $151 $150 $158 $140 $188 $339 $313 $309 $309 $302 $312 $317 $307 $308

EBITDA $361 $391 $309 $322 $417 $302 $730 $1,147 $905 $787 $726 $81 $854 $795 $726 $660

Accounts Receivable, Net $1,325 $1,250 $1,171 $1,206 $1,356 $747 $2,377 $2,364 $1,951 $1,732 $1,700 $1,793 $1,791 $1,959 $1,802 $1,989

Inventory Raw Materials $155 $141 $151 $172 $170 $191 $329 $245 $237 $193 $191 $167 $208 $201 $204 $168

Work in Process 266 274 260 263 275 185 667 552 559 581 583 575 579 581 519 493

Finished Goods 140 153 163 142 200 90 286 413 508 430 423 446 457 511 554 565

Total Inventory $561 $568 $574 $577 $645 $466 $1,282 $1,210 $1,304 $1,204 $1,197 $1,188 $1,244 $1,293 $1,277 $1,226

Property, Plant and Equipment, Net $2,245 $2,277 $2,249 $2,224 $2,209 $2,091 $4,171 $4,067 $4,027 $3,938 $3,803 $3,700 $3,638 $3,509 $3,406 $3,293

Accounts Payable $1,703 $1,628 $1,486 $1,545 $1,708 $883 $2,774 $2,773 $2,545 $2,185 $2,037 $1,990 $2,061 $2,106 $1,902 $1,971

Days Sales Outstanding 50 46 47 46 46 34 71 45 44 41 41 44 43 45 44 50

Days Inventory Outstanding 26 26 28 27 27 31 57 34 42 40 40 40 42 42 44 42

Days Payables Outstanding 79 74 73 73 72 60 123 77 82 72 69 67 69 68 65 68

Cash Conversion Cycle (3) (2) 2 — 1 5 5 2 4 9 12 17 16 19 23 24

Inventory Turns 14 14 13 13 13 12 6 11 9 9 9 9 9 9 8 9

Dividends Paid $— $— $— $— $— $— $— $— $— $121 $— $60 $59 $59 $71 $70

Shares Repurchased 1.8 — — — — — — 16.4 5.2 4.2 5.2 4.4 2.3 2.0 2.8 3.2

Shares Repurchased $50 $— $— $— $— $— $— $604 $218 $146 $243 $235 $150 $150 $244 $272

Remaining Amount Authorized $416 $416 $416 $416 $416 $416 $416 $1,312 $2,594 $2,448 $2,205 $1,970 $1,820 $1,670 $1,426 $1,154

R4Q Economic Profit8 $714 $484 $213 $92 $113 $15 $(83) $542 $801 $976 $884 $(59) $(176) $(109) $(158) $415

R4Q ROIC8 26.4% 21.1% 15.6% 13.2% 13.6% 11.9% 14.8% 20.4% 21.3% 21.0% 20.0% 10.1% 9.7% 10.5% 10.2% 15.1%

R4Q ROA8 18.1% 14.6% 10.9% 9.2% 9.5% 8.5% 10.5% 14.3% 14.9% 14.7% 14.2% 7.0% 6.7% 7.2% 7.0% 10.6%

Worldwide Headcount3 62,817 62,991 61,349 65,431 67,799 67,121 106,604 103,111 96,002 93,820 87,565 85,777 87,586 87,976 84,556 84,072

Non-GAAP Financial Measures

Free Cash Flow: Free cash flow is a non-GAAP financial measure defined as cash flows from operations less capital expenditures. We consider free cash flow to be useful as an indicator of our overall liquidity, as the amount of free cash flow generated in any period is representative of cash that is available for strategic opportunities including, among others, investing in the Company's business, making strategic acquisitions, strengthening the balance sheet, repaying debt, paying dividends and repurchasing stock. We also believe that free cash flow is one of several benchmarks used by investors for comparison of our liquidity with other companies in our industry, although our measure of free cash flow may not be directly comparable to similar measures reported by other companies. Free cash flow should not be construed as an alternative to cash flows from operations or other cash flow measurements determined in accordance with GAAP.

EBITDA: EBITDA is a non-GAAP financial measure defined as net income before interest, income tax expense, depreciation and amortization. We include information concerning EBITDA because we believe it is a useful measure to evaluate our operating performance. As a measure of our operating performance, we believe EBITDA provides a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income as defined by GAAP and it should not be considered as an alternative to that measure in evaluating operating performance.

Non-GAAP Gross Margin and Non-GAAP Gross Profit: Non-GAAP gross margin is a non-GAAP measure defined as non-GAAP gross profit divided by revenue. Non-GAAP gross profit is a non-GAAP measure defined as gross profit before any charges to cost of goods sold that are unusual, non-recurring, or may not be indicative of ongoing operations. Because we believe some charges may not be indicative of ongoing operations, we believe that non-GAAP gross profit is a useful measure to investors as an alternative method for measuring our operating performance and comparing it against prior periods' performance.

Non-GAAP Net Income and Non-GAAP EPS: Non-GAAP net income and non-GAAP EPS are non-GAAP measures defined as net income and EPS, respectively, before any charges that are unusual, non-recurring, or may not be indicative of ongoing operations, or any tax impact related to those charges.

In millions, except gross margin and per share amounts	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11
Reconciliation of Cash Flows from Operations to Free Cash Flow				
Cash Flows from Operations	$390	$505	$313	$447
Capital Expenditures	(200)	(250)	(175)	(153)
Free Cash Flow	$190	$255	$138	$294
Reconciliation of Net Income to EBITDA				
Net Income (Loss)	$197	$225	$146	$158
Interest	-	1	(1)	2
Income Tax Expense	14	14	13	12
Depreciation and Amortization	150	151	151	150
EBITDA	$361	$391	$309	$322
Reconciliation of Gross Margin to Non-GAAP Gross Margin & Gross Profit to Non-GAAP Gross Profit				
Gross Profit	$437	$475	$410	$469
Acquisition-Related Fair Value Adjustments	-	-	-	-
Restucturing and other	-	-	-	-
Amortization of Intangibles	-	-	-	-
Non-GAAP Gross Profit	$437	$475	$410	$469
Revenue	$2,396	$2,475	$2,252	$2,403
Gross Margin	18.2%	19.2%	18.2%	19.5%
Non-GAAP Gross Margin	18.2%	19.2%	18.2%	19.5%
Reconciliation of Net Income (Loss) to Non-GAAP Net Income				
Net Income (Loss)	$197	$225	$146	$158
Acquisition-Related Expense	-	-	10	10
Litigation	-	-	-	25
Charges Related to Flooding, Net	-	-	-	-
Acquisition-Related Fair Value Adjustments	-	-	-	-
Amortization of Intangibles	-	-	-	-
Restructuring and other	-	-	-	-
Insurance Recovery	-	-	-	-
Write-off of debt issuance costs	-	-	-	-
Tax Impact	-	-	-	-
Non-GAAP Net Income	$197	$225	$156	$193
EPS	$0.84	$0.96	$0.62	$0.67
Non-GAAP EPS	$0.84	$0.96	$0.66	$0.81
Diluted Shares Outstanding	234	235	236	237
Non-GAAP Diluted Shares Outstanding[1]	234	235	236	237

In millions, except gross margin and per share amounts	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12
Reconciliation of Cash Flows from Operations to Free Cash Flow				
Cash Flows from Operations	$352	$378	$1,208	$1,128
Capital Expenditures	(134)	(120)	(139)	(324)
Free Cash Flow	$218	$258	$1,069	$804
Reconciliation of Net Income to EBITDA				
Net Income (Loss)	$239	$145	$483	$745
Interest	1	2	4	7
Income Tax Expense	19	15	55	56
Depreciation and Amortization	158	140	188	339
EBITDA	$417	$302	$730	$1,147
Reconciliation of Gross Margin to Non-GAAP Gross Margin & Gross Profit to Non-GAAP Gross Profit				
Gross Profit	$541	$648	$977	$1,472
Acquisition-Related Fair Value Adjustments	-	-	91	-
Restucturing and other	-	-	-	-
Amortization of Intangibles	-	-	9	39
Non-GAAP Gross Profit	$541	$648	$1,077	$1,511
Revenue	$2,694	$1,995	$3,035	$4,754
Gross Margin	20.1%	32.5%	32.2%	31.0%
Non-GAAP Gross Margin	20.1%	32.5%	35.5%	31.8%
Reconciliation of Net Income (Loss) to Non-GAAP Net Income				
Net Income (Loss)	$239	$145	$483	$745
Acquisition-Related Expense	14	14	34	-
Litigation	7	-	-	-
Charges Related to Flooding, Net	-	199	15	-
Acquisition-Related Fair Value Adjustments	-	-	91	-
Amortization of Intangibles	-	-	12	51
Restructuring and other	-	-	-	80
Insurance Recovery	-	-	-	-
Write-off of debt issuance costs	-	-	-	-
Tax Impact	-	-	(16)	(4)
Non-GAAP Net Income	$260	$358	$619	$872
EPS	$1.01	$0.61	$1.96	$2.87
Non-GAAP EPS	$1.10	$1.51	$2.52	$3.35
Diluted Shares Outstanding	237	237	246	260
Non-GAAP Diluted Shares Outstanding[1]	237	237	246	260

In millions, except gross margin and per share amounts	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13
Reconciliation of Cash Flows from Operations to Free Cash Flow				
Cash Flows from Operations	$936	$772	$727	$684
Capital Expenditures	(382)	(246)	(188)	(136)
Free Cash Flow	$554	$526	$539	$548
Reconciliation of Net Income to EBITDA				
Net Income (Loss)	$519	$335	$391	$(265)
Interest	14	10	11	9
Income Tax Expense	59	133	15	35
Depreciation and Amortization	313	309	309	302
EBITDA	$905	$787	$726	$81
Reconciliation of Gross Margin to Non-GAAP Gross Margin & Gross Profit to Non-GAAP Gross Profit				
Gross Profit	$1,193	$1,059	$1,061	$1,050
Acquisition-Related Fair Value Adjustments	-	-	-	-
Restucturing and other	-	-	-	-
Amortization of Intangibles	38	38	38	35
Non-GAAP Gross Profit	$1,231	$1,097	$1,099	$1,085
Revenue	$4,035	$3,824	$3,764	$3,728
Gross Margin	29.6%	27.7%	28.2%	28.2%
Non-GAAP Gross Margin	30.5%	28.7%	29.2%	29.1%
Reconciliation of Net Income (Loss) to Non-GAAP Net Income				
Net Income (Loss)	$519	$335	$391	$(265)
Acquisition-Related Expense	-	-	-	7
Litigation	-	-	-	681
Charges Related to Flooding, Net	-	-	-	-
Acquisition-Related Fair Value Adjustments	-	-	-	-
Amortization of Intangibles	49	49	49	46
Restructuring and other	26	41	74	8
Insurance Recovery	-	-	-	-
Write-off of debt issuance costs	-	-	-	-
Tax Impact	-	88	-	-
Non-GAAP Net Income	$594	$513	$514	$477
EPS	$2.06	$1.36	$1.60	$(1.12)
Non-GAAP EPS	$2.36	$2.09	$2.10	$1.96
Diluted Shares Outstanding	252	246	245	236
Non-GAAP Diluted Shares Outstanding[1]	252	246	245	243

In millions, except gross margin and per share amounts	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14
Reconciliation of Cash Flows from Operations to Free Cash Flow				
Cash Flows from Operations	$680	$727	$697	$713
Capital Expenditures	(136)	(170)	(161)	(161)
Free Cash Flow	$544	$557	$536	$552
Reconciliation of Net Income to EBITDA				
Net Income (Loss)	$495	$430	$375	$317
Interest	10	11	13	5
Income Tax Expense	37	37	31	30
Depreciation and Amortization	312	317	307	308
EBITDA	$854	$795	$726	$660
Reconciliation of Gross Margin to Non-GAAP Gross Margin & Gross Profit to Non-GAAP Gross Profit				
Gross Profit	$1,088	$1,141	$1,060	$1,029
Acquisition-Related Fair Value Adjustments	-	-	-	-
Restucturing and other	11	15	16	10
Amortization of Intangibles	36	40	39	39
Non-GAAP Gross Profit	$1,135	$1,196	$1,115	$1,078
Revenue	$3,804	$3,972	$3,703	$3,651
Gross Margin	28.6%	28.7%	28.6%	28.2%
Non-GAAP Gross Margin	29.8%	30.1%	30.1%	29.5%
Reconciliation of Net Income (Loss) to Non-GAAP Net Income				
Net Income (Loss)	$495	$430	$375	$317
Acquisition-Related Expense	13	-	-	-
Litigation	13	25	13	13
Charges Related to Flooding, Net	-	-	-	-
Acquisition-Related Fair Value Adjustments	-	-	-	-
Amortization of Intangibles	47	51	50	47
Restructuring and other	11	26	28	68
Insurance Recovery	(65)	-	-	-
Write-off of debt issuance costs	-	-	4	-
Tax Impact	-	-	-	-
Non-GAAP Net Income	$514	$532	$470	$445
EPS	$2.05	$1.77	$1.55	$1.32
Non-GAAP EPS	$2.12	$2.19	$1.94	$1.85
Diluted Shares Outstanding	242	243	242	241
Non-GAAP Diluted Shares Outstanding[1]	242	243	242	241

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WDC Quarterly Fact Sheet - Q4 FY14

Non-GAAP Financial Measures

Economic Profit: Economic profit (EP) is a non-GAAP financial measure defined as net operating profit after taxes less the value of invested capital multiplied by the weighted average cost of capital, where net operating profit after taxes is defined as income from operations minus tax expense and invested capital is defined as the sum of current debt, long-term debt and equity. Management uses EP to evaluate business performance and allocate resources, and it is a component in determining management's incentive compensation. Management believes EP provides additional perspective to investors about financial returns generated by the business and represents profit generated over and above the cost of capital used by the business to generate that profit.

In millions	Q1 FY10	Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14
Reconciliation of Operating Income (Loss) to R4Q Economic Profit																				
Operating Income (Loss)	$319	$473	$441	$293	$211	$240	$158	$172	$259	$162	$542	$808	$592	$478	$417	$(221)	$542	$478	$419	$352
Income Tax Provision	(29)	(42)	(40)	(27)	(14)	(14)	(13)	(12)	(19)	(15)	(55)	(56)	(59)	(133)	(15)	(35)	(37)	(37)	(31)	(30)
Net Operating Profit After Taxes	290	431	401	266	197	226	145	160	240	147	487	752	533	345	402	(256)	505	441	388	322
R4Q Net Operating Profit After Taxes		972	1,320	1,388	1,295	1,090	834	728	771	692	1,034	1,626	1,919	2,117	2,032	1,024	996	1,092	1,078	1,656
Invested Capital x WACC		(488)	(534)	(562)	(581)	(606)	(621)	(636)	(658)	(677)	(1,117)	(1,084)	(1,118)	(1,141)	(1,148)	(1,083)	(1,172)	(1,201)	(1,236)	(1,241)
R4Q Economic Profit		$484	$786	$826	$714	$484	$213	$92	$113	$15	$(83)	$542	$801	$976	$884	$(59)	$(176)	$(109)	$(158)	$415

Formulas

Share = Units (HDD) / TAM

ASP = Revenue / Units (HDD)

Free Cash Flow = Cash Flow from Operations – Capital Expenditures

EBITDA = Net Income (Loss) + Interest + Income Tax Expense + Depreciation and Amortization

Days Sales Outstanding (DSO) = Accounts Receivable / (Revenue / 91 days)

Days Inventory Outstanding (DIO) = Inventory / (Cost of Revenue / 91 days)

Days Payables Outstanding (DPO) = Accounts Payable / (Cost of Revenue / 91 days)

Cash Conversion Cycle = DSO + DIO – DPO

Inventory Turns = 364 days / DIO

R4Q Economic Profit = R4Q Net Operating Profit After Taxes – (Invested Capital x WACC)

- Invested Capital = Short-term debt + Current portion of long-term debt + Long-term debt + Total shareholders' equity
- WACC[7] = 11%

R4Q ROIC = R4Q (Operating Income (Loss) + Interest Expense) / R4Q Average (Short-term debt + Current portion of long-term debt + Long-term debt + Total shareholders' equity)

R4Q ROA = R4Q Operating Income (Loss) / R4Q Average Total Assets

Footnotes

1. ASP, Revenue by Channel and Revenue by Geography exclude external sales of media/substrates.
2. Unit volume excludes WD TV Media Players without hard drives, WD Livewire, SSD and media.
3. Worldwide Headcount excludes temporary and contracted employees.
4. Consumer Electronics includes gaming.
5. PC includes shipments to distributors, second/third tier external HDD manufacturers, and white box manufacturers.
6. Q4 FY13 non-GAAP EPS is calculated using the same number of shares used for Q4 FY13 GAAP EPS plus 7 million dilutive shares. Dilutive shares are not included in the Q4 FY13 GAAP EPS calculation as Q4 FY13 resulted in a net loss.
7. WACC of 11% is an internal assumption.
8. Q2 FY12 includes charges related to the flooding. Q4 FY13 includes charges related to the arbitration award.
9. TAM is preliminary and based on internal information.

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WDC Quarterly Fact Sheet - Q4 FY14 WD Western Digital